UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2011
VERISK ANALYTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 469-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
The following proposals were submitted to the holders of Class A common stock and Class B common stock of Verisk Analytics, Inc. (the “Company”) for a vote at the 2011 Annual Meeting of Stockholders held on May 18, 2011:
1.	The election of four members of the Board of Directors;

2.	The advisory, non-binding resolution to approve the compensation of the Company’s named executive officers (“say-on-pay”);

3.	The advisory, non-binding resolution as to whether “say-on-pay” votes should be held every one, two or three years (“say-on-pay frequency”); and

4.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the year ending December 31, 2011.
The results of such votes were as follows:
1. The Company’s stockholders elected each of the four nominees to the Board of Directors for a three year term by the following votes:
Class A Directors

	Number of Votes	Number of Votes	Number of Broker
Name of Nominee	For	Withheld	Non-Votes
Frank J. Coyne	120,281,771	3,176,337	5,897,543
Christopher M. Foskett	121,650,282	1,807,826	5,897,543
David B. Wright	121,174,219	2,283,889	5,897,543
Class B Director

	Number of Votes	Number of Votes	Number of Broker
Name of Nominee	For	Withheld	Non-Votes
Thomas F. Motamed	21,869,025	0	0
2. The Company’s stockholders approved on an advisory and non-binding basis the compensation of the Company’s named executive officers by the following votes:

Number of Votes	Number of Votes	Number of Votes	Number of Broker
For	Against	Abstaining	Non-Votes
138,600,161	6,318,180	408,792	5,897,543
3. The Company’s stockholders recommended on an advisory and non-binding basis the one year frequency option with respect to say-on-pay frequency by the following votes:

Number of Votes	Number of Votes	Number of Votes	Number of Votes	Number of Broker
For One Year	For Two Years	For Three Years	Abstaining	Non-Votes
131,295,910	2,008,220	11,298,237	724,766	5,897,543
On May 18, 2011, the Board of Directors of the Company determined that it will include annually in the Company’s proxy statement a shareholder vote on the compensation of the Company’s named executive officers until the next required say-on-pay frequency vote.
4. The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the year ending December 31, 2011 by the following vote:

Number of Votes	Number of Votes	Number of Votes	Number of Broker
For	Against	Abstaining	Non-Votes
150,012,012	1,106,537	106,127	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.
Date: May 20, 2011	By:	/s/ Kenneth E. Thompson
		Name:	Kenneth E. Thompson
		Title:	Executive Vice President, General Counsel and Corporate Secretary